UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2015

CLEARBRIDGE

MID CAP CORE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital growth.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Mid Cap Core Fund for the twelve-month reporting period ended October 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective on or about January 4, 2016, the Fund will be renamed ClearBridge Mid Cap Fund. The Fund’s investment objective, policies and strategies remain unchanged.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 27, 2015

II	ClearBridge Mid Cap Core Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended October 31, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2014 U.S. gross domestic product (“GDP”)i growth was 2.1%. First quarter 2015 GDP growth then moderated to 0.6%. This was attributed to a number of factors, including a deceleration in personal consumption expenditures (“PCE”), along with negative contributions from exports, nonresidential fixed investment, and state and local government spending. Economic activity then accelerated, as second quarter 2015 GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating PCE, declining imports, expanding state and local government spending, and rising nonresidential fixed investment. The U.S. Department of Commerce’s second reading for third quarter 2015 GDP growth — released after the reporting period ended — was 2.1%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment.

The labor market significantly improved and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.8%, as reported by the U.S. Department of Labor. By October 2015, unemployment was 5.0%, its lowest level since April 2008.

The Federal Reserve Board (“Fed”)ii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiii at a historically low range between zero and 0.25% during the twelve months ended October 31, 2015. However, in October 2014 the Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “…it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that concluded on July 29, 2015, the Fed said, “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.” At its meeting that concluded on October 28, 2015, the Fed said, “In determining whether it will be appropriate to raise the target range at its next meeting, the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 27, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

ClearBridge Mid Cap Core Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	ClearBridge Mid Cap Core Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of medium capitalization companies. The Fund may invest up to 20% of its assets in equity securities of companies other than medium capitalization companies. The Fund may also invest up to 25% of its net assets in securities of foreign issuers. The Fund pursues a disciplined core investment strategy combining in-depth fundamental and quantitative analysis to identify attractive investment candidates. We obtain market information about the universe of investment candidates and distill that information to select prospective investments. We then establish market-implied growth and return expectations based on current trading prices and challenge those expectations using our insight and proprietary analysis.

While markets are relatively efficient in the long term with economic fundamentals driving asset prices, market inefficiencies often occur, as evidenced by the disproportionate volatility of stock prices relative to publicly available information. We believe our disciplined investment process, employing quantitative and fundamental analysis, can help exploit these market inefficiencies.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Major U.S. indices managed to deliver positive results for the past year, with large-cap stocks outperforming mid-cap stocks. Monetary stimulus from the Federal Reserve Board (“Fed”)i in the form of a continued zero-interest rate policy, combined with a steadily improving job market, sharply lower commodity prices and solid corporate earnings provided enough support to overcome global growth concerns that led to a 10% correction for the S&P 500 Indexii toward the end of the reporting period.

Equity markets, and mid-cap stocks in particular, started the fiscal year strongly, shrugging off the negative sentiment related to a sharp drop in oil prices. The outperformance of mid-caps continued through a volatile first quarter of 2015, with broad-based strength across all sectors. Stocks were supported by signals of continued accommodation from the Fed as concerns about a lack of wage growth and the effects of a strengthening U.S. dollar increased the likelihood that the central bank would push back its first interest rate increase to later in the year. Markets also got a lift from an ongoing economic recovery led by strength in job creation and consumer spending.

Geopolitics impacted market performance in the second quarter of 2015, leading to muted returns with mid-caps trailing the overall market. Equities traded in a tight range during the quarter, with direction dictated primarily by the Fed’s comments on the economy and its timetable for raising interest rates as well as the latest news on the Greek debt crisis. Stocks sold off in late June after the failure of Greece to reach a bailout agreement with its creditors. Greece overshadowed mostly positive U.S. economic news on the jobs and housing fronts.

Stock market volatility spiked during the third quarter of 2015, ratcheting higher in

ClearBridge Mid Cap Core Fund 2015 Annual Report	1

Fund overview (cont’d)

August, after an extended period of calm due to global growth concerns centered in China and other non-U.S. economies. China’s decision to devalue the yuan caused sharp declines for the country’s main stock market index, the Shanghai Stock Exchange Composite Indexiii, and raised fears about the severity of the slowdown in the world’s second largest economy. Crude oil dropped below $40 per barrel for the first time since 2009, signaling that commodities may continue to face a supply/demand imbalance, and stoking deflation fears in some regions. The Fed cited global market turmoil in its September decision to delay raising interest rates, further hurting investor sentiment and extending the sell-off. These growth headwinds led to sharp losses across all global equity markets and led to an 8.1% third-quarter loss for the Russell Midcap Indexiv.

Stocks rallied to end the reporting period, with the S&P 500 Index gaining 8.4% in October to finish the fiscal year 5.20% higher. The Russell Midcap Index added 6.2% during the month of October to finish the year up 2.77%.

Q. How did we respond to these changing market conditions?

A. We continued to maintain our focus during the fiscal year on owning high-quality companies with market leading positions and long runways for growth. Examples of such companies we added during the year include CarMax, Inc. the nation’s leading seller of used cars which continues to expand its reach in a highly fragmented market, and Core Laboratories NV, which supplies diagnostic tools to monitor and improve oil and natural gas production in a commodity cycle where controlling costs is paramount.

Mid-cap companies like these are bringing new technologies and innovation to most every sector of the economy and will continue to do so regardless of the trajectory of the economy and equity markets. Our research process leads us to own such disruptive firms that also possess the quality characteristics of ample free cash flow generation, high returns on invested capital and strong balance sheets that are run by prudent management teams. As the likelihood of an interest rate increase from the Fed grows and volatility creates greater dispersion of stock returns, markets are normalizing and should again value companies on their fundamental strengths. In such an environment, we believe the higher-quality mid-cap companies we target are well-positioned to thrive.

We are encouraged by the number of attractive opportunities that emerged during the recent market correction. Heightened volatility provides good opportunities to purchase mid-cap companies at compelling entry points. Current prospects are presenting themselves across the board from financials to industrials and some consumer stocks.

Performance review

For the twelve months ended October 31, 2015, Class A shares of ClearBridge Mid Cap Core Fund, excluding sales charges, returned 6.61%. The Fund’s unmanaged benchmark, the Russell Mid Cap Index returned 2.77%. The Lipper Mid-Cap Core Funds Category Average1 returned 0.89% over the same time frame.

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended October 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 412 funds in the Fund’s Lipper category, and excluding sales charges.

2	ClearBridge Mid Cap Core Fund 2015 Annual Report

Performance Snapshot as of October 31, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Mid Cap Core Fund:
Class 1[1]	-0.03%	6.93%
Class A	-0.19%	6.61%
Class B2	-0.76%	5.44%
Class C	-0.56%	5.82%
Class R	-0.35%	6.30%
Class I	-0.03%	6.94%
Class IS	0.03%	7.08%
Russell MidCap Index	-2.93%	2.77%
Lipper Mid-Cap Core Funds Category Average[3]	-4.05%	0.89%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2015, as supplemented August 7, 2015, the gross total annual operating expense ratios for Class 1, Class A, Class B, Class C, Class R, Class I and Class IS shares were 1.09%, 1.25%, 2.29%, 1.96%, 1.54%, 0.88% and 0.79%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.20% for Class A shares, 2.20% for Class B shares, 1.95% for Class C shares, 1.45% for Class R shares, 0.85% for Class I shares and 0.75% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not

[1]	Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[2]	Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[3]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 418 funds for the six-month period and among the 412 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

ClearBridge Mid Cap Core Fund 2015 Annual Report	3

Fund overview (cont’d)

exceed total annual fund operating expenses for Class I shares and total annual fund operating expenses for Class 1 shares will not exceed total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. In absolute terms, the Fund had positive performance in seven out of the nine sectors in which it was invested for the period (among ten in total), with the greatest contributions to returns coming from the Health Care, Consumer Discretionary and Information Technology (“IT”) sectors.

Relative to the benchmark, overall stock selection was a significant contributor to performance during the period. In particular, stock selection in the Energy, Industrials, Consumer Discretionary, Health Care and Consumer Staples sectors helped returns as did an overweight to the IT sector.

In terms of individual Fund holdings, leading contributors to performance included CDW Corp. in the IT sector, Alkermes PLC, BioMarin Pharmaceutical Inc. and Humana Inc., all in the Health Care sector as well as Goodyear Tire & Rubber Co., in the Consumer Discretionary sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, overall sector allocation detracted from performance for the period. In particular, an overweight to the Energy sector and an underweight to the Consumer Staples sector had negative impacts on returns.

In terms of individual Fund holdings, leading detractors from performance included positions in Wynn Resorts, Ltd. in the Consumer Discretionary sector, Seagate Technology PLC in the IT sector, Oil States International Inc. and FMC Technologies Inc., both in the Energy sector and Methanex Corp. in the Materials sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. A number of Fund positions were bought and sold over the course of the period. The largest new holdings introduced during the period included Alaska Air Group Inc., AMETEK Inc. and Air Lease Corp., all in the Industrials sector, Core-Mark Holding Co. Inc. in the Consumer Discretionary sector and Universal Health Services, Inc., Class B Shares in the Health Care sector. The largest positions sold during the period included Towers Watson & Co., Class A Shares in the Industrials sector, Zimmer Holdings, Inc., Humana Inc. and Agilent Technologies Inc., all in the Health Care sector as well as Owens-Illinois Inc. in the Materials sector.

Thank you for your investment in ClearBridge Mid Cap Core Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

4	ClearBridge Mid Cap Core Fund 2015 Annual Report

Sincerely,

Brian M. Angerame

Portfolio Manager

ClearBridge Investments, LLC

Derek J. Deutsch, CFA

Portfolio Manager

ClearBridge Investments, LLC

November 10, 2015

RISKS: The Fund invests in equity securities, which are subject to price fluctuations. Mid-cap stocks may be more volatile than large-cap stocks. Additionally, the Fund’s performance may be influenced by political, social and economic factors affecting investments in companies in foreign countries. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2015 were: Snap-on Inc. (2.3%), CDW Corp. (2.3%), Goodyear Tire & Rubber Co. (2.2%), Amdocs Ltd. (2.2%), Signet Jewelers Ltd. (2.2%), Check Point Software Technologies Ltd. (2.2%), Mednax Inc. (2.1%), Casey’s General Stores Inc. (2.1%), Alkermes PLC (2.0%) and Foot Locker Inc. (1.8%). Please refer to pages 12 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2015 were: Consumer Discretionary (20.7%), Information Technology (18.4%), Financials (16.9%), Industrials (14.0%) and Health Care (11.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Clearbridge Mid Cap Core Fund 2015 Annual Report	5

Fund overview (cont’d)

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii	The Shanghai Stock Exchange Composite Index is a capitalization-weighted index. The Index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange.

iv

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

6	ClearBridge Mid Cap Core Fund 2015 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2015 and October 31, 2014 and does not include derivatives, such as written options. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Mid Cap Core Fund 2015 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2015 and held for the six months ended October 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	-0.03%	$1,000.00	$999.70	0.87%	$4.39	Class 1	5.00%	$1,000.00	$1,020.82	0.87%	$4.43
Class A	-0.19	1,000.00	998.10	1.20	6.04	Class A	5.00	1,000.00	1,019.16	1.20	6.11
Class B	-0.76	1,000.00	992.40	2.25	11.30	Class B	5.00	1,000.00	1,013.86	2.25	11.42
Class C	-0.56	1,000.00	994.40	1.90	9.55	Class C	5.00	1,000.00	1,015.63	1.90	9.65
Class R	-0.35	1,000.00	996.50	1.46	7.35	Class R	5.00	1,000.00	1,017.85	1.46	7.43
Class I	-0.03	1,000.00	999.70	0.87	4.39	Class I	5.00	1,000.00	1,020.82	0.87	4.43
Class IS	0.03	1,000.00	1,000.30	0.77	3.88	Class IS	5.00	1,000.00	1,021.32	0.77	3.92

8	ClearBridge Mid Cap Core Fund 2015 Annual Report

[1]	For the six months ended October 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

ClearBridge Mid Cap Core Fund 2015 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class B	Class C	Class R	Class I	Class IS
Twelve Months Ended 10/31/15	6.93%	6.61%	5.44%	5.82%	6.30%	6.94%	7.08%
Five Years Ended 10/31/15	14.18	13.93	12.88	13.11	13.61	14.36	14.45
Ten Years Ended 10/31/15	9.29	9.06	8.38	8.29	N/A	9.50	N/A
Inception* through 10/31/15	—	—	—	—	11.58	—	10.76

With sales charges[2]	Class 1	Class A	Class B	Class C	Class R	Class I	Class IS
Twelve Months Ended 10/31/15	6.93%	0.48%	0.44%	4.82%	6.30%	6.94%	7.08%
Five Years Ended 10/31/15	14.18	12.59	12.75	13.11	13.61	14.36	14.45
Ten Years Ended 10/31/15	8.33	8.41	8.38	8.29	N/A	9.50	N/A
Inception* through 10/31/15	—	—	—	—	11.58	—	10.76

Cumulative total returns
Without sales charges[1]
Class 1 (10/31/05 through 10/31/15)	143.20%
Class A (10/31/05 through 10/31/15)	137.99
Class B (10/31/05 through 10/31/15)	123.60
Class C (10/31/05 through 10/31/15)	121.81
Class R (Inception date of 9/30/08 through 10/31/15)	117.46
Class I (10/31/05 through 10/31/15)	147.71
Class IS (Inception date of 8/4/08 through 10/31/15)	109.66

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Includes the effect of 8.50% initial sales charge for periods prior to July 27, 2007 for Class 1 shares. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges. In addition, Class A shares reflect the deduction of the maximum initial sales charges of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is September 1, 1998. Inception dates for Class 1, R, I and IS shares are September 12, 2000, September 30, 2008, December 3, 1998 and August 4, 2008, respectively.

10	ClearBridge Mid Cap Core Fund 2015 Annual Report

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of ClearBridge Mid Cap Core Fund vs Russell Midcap Index† — October 2005 - October 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of ClearBridge Mid Cap Core Fund on October 31, 2005, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2015. The hypothetical illustration also assumes a $10,000 investment in the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

ClearBridge Mid Cap Core Fund 2015 Annual Report	11

Schedule of investments

October 31, 2015

ClearBridge Mid Cap Core Fund

Security	Shares	Value
Common Stocks — 97.2%
Consumer Discretionary — 20.7%
Auto Components — 3.9%
Autoliv Inc.	230,000	$27,885,200
Goodyear Tire & Rubber Co.	1,125,000	36,945,000
Total Auto Components		64,830,200
Distributors — 1.5%
Core-Mark Holding Co. Inc.	305,000	24,793,450
Diversified Consumer Services — 1.4%
Service Corporation International	850,000	24,021,000
Hotels, Restaurants & Leisure — 0.6%
Wynn Resorts Ltd.	142,000	9,932,900
Leisure Products — 1.1%
Polaris Industries Inc.	165,000	18,536,100
Media — 1.0%
Sinclair Broadcast Group Inc., Class A Shares	525,000	15,755,250
Specialty Retail — 8.1%
CarMax Inc.	285,000	16,817,850	*
Foot Locker Inc.	455,000	30,826,250
Ross Stores Inc.	550,000	27,819,000
Signet Jewelers Ltd.	240,000	36,225,600
Tractor Supply Co.	250,000	23,097,500
Total Specialty Retail		134,786,200
Textiles, Apparel & Luxury Goods — 3.1%
Hanesbrands Inc.	960,000	30,662,400
Ralph Lauren Corp.	194,000	21,489,380
Total Textiles, Apparel & Luxury Goods		52,151,780
Total Consumer Discretionary		344,806,880
Consumer Staples — 2.4%
Food & Staples Retailing — 2.1%
Casey’s General Stores Inc.	325,000	34,521,500
Food Products — 0.3%
Blue Buffalo Pet Products Inc.	283,187	5,080,374	*
Total Consumer Staples		39,601,874
Energy — 5.9%
Energy Equipment & Services — 4.1%
Cameron International Corp.	325,000	22,103,250	*
Core Laboratories NV	190,000	22,102,700
FMC Technologies Inc.	430,000	14,546,900	*
Oil States International Inc.	335,000	10,053,350	*
Total Energy Equipment & Services		68,806,200

See Notes to Financial Statements.

12	ClearBridge Mid Cap Core Fund 2015 Annual Report

ClearBridge Mid Cap Core Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — 1.8%
Newfield Exploration Co.	725,000	$29,137,750	*
Total Energy		97,943,950
Financials — 16.9%
Banks — 7.8%
CIT Group Inc.	560,000	24,080,000
Citizens Financial Group Inc.	1,000,000	24,300,000
First Republic Bank	257,000	16,784,670
M&T Bank Corp.	165,000	19,775,250
Signature Bank	190,000	28,294,800	*
Western Alliance Bancorp	480,000	17,160,000	*
Total Banks		130,394,720
Capital Markets — 1.5%
Lazard Ltd., Class A Shares	550,000	25,476,000
Insurance — 3.3%
Arch Capital Group Ltd.	370,000	27,709,300	*
Axis Capital Holdings Ltd.	500,000	27,000,000
Total Insurance		54,709,300
Real Estate Investment Trusts (REITs) — 4.3%
Alexandria Real Estate Equities Inc.	265,000	23,781,100
Liberty Property Trust	515,000	17,520,300
Starwood Property Trust Inc.	1,525,000	30,637,250
Total Real Estate Investment Trusts (REITs)		71,938,650
Total Financials		282,518,670
Health Care — 11.6%
Biotechnology — 3.8%
Alkermes PLC	475,000	34,162,000	*
BioMarin Pharmaceutical Inc.	250,000	29,260,000	*
Total Biotechnology		63,422,000
Health Care Providers & Services — 6.4%
AmerisourceBergen Corp.	250,000	24,127,500
Centene Corp.	390,000	23,197,200	*
Mednax Inc.	500,000	35,235,000	*
Universal Health Services Inc., Class B Shares	200,000	24,418,000
Total Health Care Providers & Services		106,977,700
Life Sciences Tools & Services — 1.4%
PAREXEL International Corp.	375,000	23,670,000	*
Total Health Care		194,069,700

See Notes to Financial Statements.

ClearBridge Mid Cap Core Fund 2015 Annual Report	13

Schedule of investments (cont’d)

October 31, 2015

ClearBridge Mid Cap Core Fund

Security	Shares	Value
Industrials — 14.0%
Aerospace & Defense — 2.7%
Rockwell Collins Inc.	300,000	$26,016,000
Teledyne Technologies Inc.	220,000	19,630,600	*
Total Aerospace & Defense		45,646,600
Airlines — 1.8%
Alaska Air Group Inc.	386,000	29,432,500
Commercial Services & Supplies — 1.1%
Cintas Corp.	190,000	17,687,100
Electrical Equipment — 3.1%
AMETEK Inc.	460,000	25,217,200
Rockwell Automation Inc.	250,000	27,290,000
Total Electrical Equipment		52,507,200
Machinery — 3.8%
Allison Transmission Holdings Inc.	850,000	24,395,000
Snap-on Inc.	235,000	38,984,150
Total Machinery		63,379,150
Trading Companies & Distributors — 1.5%
Air Lease Corp.	725,000	24,439,750
Total Industrials		233,092,300
Information Technology — 18.4%
Electronic Equipment, Instruments & Components — 4.8%
CDW Corp.	850,000	37,986,500
FEI Co.	280,000	20,213,200
IPG Photonics Corp.	270,000	22,307,400	*
Total Electronic Equipment, Instruments & Components		80,507,100
IT Services — 1.7%
Alliance Data Systems Corp.	96,000	28,541,760	*
Semiconductors & Semiconductor Equipment — 1.4%
NVIDIA Corp.	325,000	9,220,250
Xilinx Inc.	290,000	13,809,800
Total Semiconductors & Semiconductor Equipment		23,030,050
Software — 9.3%
Amdocs Ltd.	620,000	36,933,400
Aspen Technology Inc.	740,000	30,628,600	*
Autodesk Inc.	480,000	26,491,200	*
Check Point Software Technologies Ltd.	425,000	36,099,500	*
Mentor Graphics Corp.	950,000	25,840,000
Total Software		155,992,700

See Notes to Financial Statements.

14	ClearBridge Mid Cap Core Fund 2015 Annual Report

ClearBridge Mid Cap Core Fund

Security		Shares	Value
Technology Hardware, Storage & Peripherals — 1.2%
Seagate Technology PLC		525,000	$19,981,500
Total Information Technology			308,053,110
Materials — 4.4%
Chemicals — 1.3%
Methanex Corp.		550,000	21,961,500
Containers & Packaging — 3.1%
Berry Plastics Group Inc.		615,000	20,602,500	*
Crown Holdings Inc.		570,000	30,232,800	*
Total Containers & Packaging			50,835,300
Total Materials			72,796,800
Utilities — 2.9%
Electric Utilities — 2.9%
Eversource Energy		470,000	23,941,800
Portland General Electric Co.		675,000	25,029,000
Total Utilities			48,970,800
Total Investments before Short-Term Investments (Cost — $1,186,220,812)			1,621,854,084

	Rate
Short-Term Investments — 3.3%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $54,998,481)	0.137%	54,998,481	54,998,481
Total Investments — 100.5% (Cost — $1,241,219,293#)			1,676,852,565
Liabilities in Excess of Other Assets — (0.5)%			(7,713,643)
Total Net Assets — 100.0%			$1,669,138,922

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $1,240,052,899.

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Core-Mark Holding Co. Inc., Call (Premiums received — $285,985)	12/18/15	$80.00	1,000	$455,000

See Notes to Financial Statements.

ClearBridge Mid Cap Core Fund 2015 Annual Report	15

Statement of assets and liabilities

October 31, 2015

Assets:
Investments, at value (Cost — $1,241,219,293)	$1,676,852,565
Receivable for Fund shares sold	4,267,132
Dividends and interest receivable	644,417
Prepaid expenses	91,648
Total Assets	1,681,855,762

Liabilities:
Payable for securities purchased	7,888,734
Payable for Fund shares repurchased	2,148,088
Investment management fee payable	973,833
Written options, at value (premiums received — $285,985)	455,000
Service and/or distribution fees payable	390,295
Trustees’ fees payable	11,432
Accrued expenses	849,458
Total Liabilities	12,716,840
Total Net Assets	$1,669,138,922

Net Assets:
Par value (Note 7)	$529
Paid-in capital in excess of par value	1,171,145,204
Accumulated net investment loss	(1,373,227)
Accumulated net realized gain on investments	63,902,159
Net unrealized appreciation on investments and written options	435,464,257
Total Net Assets	$1,669,138,922

See Notes to Financial Statements.

16	ClearBridge Mid Cap Core Fund 2015 Annual Report

Net Assets:
Class 1	$3,717,463
Class A	$923,840,506
Class B	$20,798,241
Class C	$205,319,717
Class R	$28,865,801
Class I	$372,310,923
Class IS	$114,286,271

Shares Outstanding:
Class 1	113,691
Class A	29,218,629
Class B	799,848
Class C	7,779,343
Class R	929,026
Class I	10,785,473
Class IS	3,288,281

Net Asset Value:
Class 1 (and redemption price)	$32.70
Class A (and redemption price)	$31.62
Class B*	$26.00
Class C*	$26.39
Class R (and redemption price)	$31.07
Class I (and redemption price)	$34.52
Class IS (and redemption price)	$34.76
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$33.55

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

ClearBridge Mid Cap Core Fund 2015 Annual Report	17

Statement of operations

For the Year Ended October 31, 2015

Investment Income:
Dividends	$20,617,926
Return of capital (Note 1(g))	(86,693)
Net Dividends and Distributions	20,531,233
Interest	44,168
Less: Foreign taxes withheld	(123,188)
Total Investment Income	20,452,213

Expenses:
Investment management fee (Note 2)	12,054,999
Service and/or distribution fees (Notes 2 and 5)	4,710,962
Transfer agent fees (Note 5)	2,594,968
Fund accounting fees	131,882
Registration fees	118,407
Trustees’ fees	104,583
Shareholder reports	54,155
Legal fees	43,144
Audit and tax fees	38,077
Insurance	24,571
Custody fees	7,027
Miscellaneous expenses	12,111
Total Expenses	19,894,886
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(192,745)
Net Expenses	19,702,141
Net Investment Income	750,072

Realized and Unrealized Gain (Loss) on Investments and Written Options (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	96,451,519
REIT distributions	355,288
Net Realized Gain	96,806,807
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	3,381,644
Written options	(169,015)
Change in Net Unrealized Appreciation (Depreciation)	3,212,629
Net Gain on Investments and Written Options	100,019,436
Increase in Net Assets from Operations	$100,769,508

See Notes to Financial Statements.

18	ClearBridge Mid Cap Core Fund 2015 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2015	2014

Operations:
Net investment income (loss)	$750,072	$(864,620)
Net realized gain	96,806,807	76,519,960
Change in net unrealized appreciation (depreciation)	3,212,629	82,589,582
Increase in Net Assets from Operations	100,769,508	158,244,922

Distributions to Shareholders From (Notes 1 and 6):
Net realized gains	(59,261,269)	(111,783,701)
Decrease in Net Assets from Distributions to Shareholders	(59,261,269)	(111,783,701)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	292,508,826	311,118,159
Reinvestment of distributions	55,185,797	104,663,955
Cost of shares repurchased	(257,495,546)	(289,574,803)
Increase in Net Assets from Fund Share Transactions	90,199,077	126,207,311
Increase in Net Assets	131,707,316	172,668,532

Net Assets:
Beginning of year	1,537,431,606	1,364,763,074
End of year*	$1,669,138,922	$1,537,431,606
*Includes accumulated net investment loss of:	$(1,373,227)	$(385,288)

See Notes to Financial Statements.

ClearBridge Mid Cap Core Fund 2015 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class 1 Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$31.76	$30.81	$24.20	$21.28	$19.86

Income (loss) from operations:
Net investment income (loss)	0.12	0.04	0.13	0.07	(0.05)
Net realized and unrealized gain	2.00	3.33	7.58	2.85	1.47
Total income from operations	2.12	3.37	7.71	2.92	1.42

Less distributions from:
Net investment income	—	—	(0.12)	—	—
Net realized gains	(1.18)	(2.42)	(0.98)	—	—
Total distributions	(1.18)	(2.42)	(1.10)	—	—

Net asset value, end of year	$32.70	$31.76	$30.81	$24.20	$21.28
Total return[2]	6.93%	11.77%	33.24%	13.72%	7.15%

Net assets, end of year (000s)	$3,717	$3,887	$3,901	$3,379	$3,810

Ratios to average net assets:
Gross expenses	0.90%	1.09%	1.16%	1.20%	1.19%[3]
Net expenses[4]	0.90	1.09	1.16	0.98 [5]	1.03 [3,5]
Net investment income (loss)	0.38	0.14	0.48	0.29	(0.24)

Portfolio turnover rate	26%	30%	47%	47%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been the same.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the total annual fund operating expenses of Class A shares less the 12b-1 differential of 0.25% through December 31, 2012. Effective January 1, 2013, the total annual fund operating expenses for Class 1 shares will not exceed those for Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	ClearBridge Mid Cap Core Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$30.84	$30.03	$23.63	$20.83	$19.49

Income (loss) from operations:
Net investment income (loss)	0.02	(0.01)	0.10	0.01	(0.11)
Net realized and unrealized gain	1.94	3.24	7.39	2.79	1.45
Total income from operations	1.96	3.23	7.49	2.80	1.34

Less distributions from:
Net investment income	—	—	(0.11)	—	—
Net realized gains	(1.18)	(2.42)	(0.98)	—	—
Total distributions	(1.18)	(2.42)	(1.09)	—	—

Net asset value, end of year	$31.62	$30.84	$30.03	$23.63	$20.83
Total return[2]	6.61%	11.59%	33.10%	13.44%	6.88%

Net assets, end of year (000s)	$923,841	$851,837	$763,463	$620,727	$576,129

Ratios to average net assets:
Gross expenses	1.23%	1.25%	1.28%	1.32%	1.33%[3]
Net expenses[4]	1.21 [5]	1.25	1.25 [5]	1.23 [5]	1.28 [3,5]
Net investment income (loss)	0.06	(0.03)	0.37	0.07	(0.51)

Portfolio turnover rate	26%	30%	47%	47%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.32% and 1.27%, respectively.

[4]

As a result of an expense limitation arrangement, effective May 1, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. During the period March 1, 2013 through April 30, 2015, as a result of an expense limitation arrangement, the ratio of expenses to average net assets of Class A shares did not exceed 1.29%. Prior to March 1, 2013 the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.23%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Mid Cap Core Fund 2015 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class B Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$25.84	$25.79	$20.60	$18.30	$17.27

Income (loss) from operations:
Net investment loss	(0.25)	(0.26)	(0.10)	(0.15)	(0.26)
Net realized and unrealized gain	1.59	2.73	6.35	2.45	1.29
Total income from operations	1.34	2.47	6.25	2.30	1.03

Less distributions from:
Net investment income	—	—	(0.08)	—	—
Net realized gains	(1.18)	(2.42)	(0.98)	—	—
Total distributions	(1.18)	(2.42)	(1.06)	—	—

Net asset value, end of year	$26.00	$25.84	$25.79	$20.60	$18.30
Total return[2]	5.44%	10.46%	31.89%	12.57%	5.96%

Net assets, end of year (000s)	$20,798	$29,813	$44,176	$48,488	$67,684

Ratios to average net assets:
Gross expenses	2.27%	2.29%	2.27%	2.30%	2.35%[3]
Net expenses[4,5]	2.27	2.29	2.14	2.01	2.18 [3]
Net investment loss	(0.98)	(1.02)	(0.44)	(0.75)	(1.40)

Portfolio turnover rate	26%	30%	47%	47%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been the same.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. During the period March 1, 2013, through August 2, 2015, as a result of an expense limitation arrangement, the ratio of expenses to average net assets of Class B shares did not exceed 2.29%. Prior to March 1, 2013 the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.01%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	ClearBridge Mid Cap Core Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$26.12	$25.97	$20.69	$18.37	$17.32

Income (loss) from operations:
Net investment loss	(0.17)	(0.18)	(0.07)	(0.13)	(0.24)
Net realized and unrealized gain	1.62	2.75	6.41	2.45	1.29
Total income from operations	1.45	2.57	6.34	2.32	1.05

Less distributions from:
Net investment income	—	—	(0.08)	—	—
Net realized gains	(1.18)	(2.42)	(0.98)	—	—
Total distributions	(1.18)	(2.42)	(1.06)	—	—

Net asset value, end of year	$26.39	$26.12	$25.97	$20.69	$18.37
Total return[2]	5.82%	10.80%	32.21%	12.63%	6.06%

Net assets, end of year (000s)	$205,320	$205,844	$212,296	$195,159	$202,860

Ratios to average net assets:
Gross expenses	1.93%	1.96%	1.96%	2.02%	2.09%[3]
Net expenses[4]	1.93	1.96	1.96 [5]	1.94 [5]	2.01 [3,5]
Net investment loss	(0.65)	(0.72)	(0.29)	(0.65)	(1.26)

Portfolio turnover rate	26%	30%	47%	47%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been the same.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. During the period March 1, 2013, through August 2, 2015, as a result of an expense limitation arrangement, the ratio of expenses to average net assets of Class C shares did not exceed 2.05%. Prior to March 1, 2013 the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.94%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Mid Cap Core Fund 2015 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class R Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$30.41	$29.71	$23.43	$20.73	$19.45

Income (loss) from operations:
Net investment loss	(0.06)	(0.10)	(0.00) [2]	(0.06)	(0.17)
Net realized and unrealized gain	1.90	3.22	7.35	2.76	1.45
Total income from operations	1.84	3.12	7.35	2.70	1.28

Less distributions from:
Net investment income	—	—	(0.09)	—	—
Net realized gains	(1.18)	(2.42)	(0.98)	—	—
Total distributions	(1.18)	(2.42)	(1.07)	—	—

Net asset value, end of year	$31.07	$30.41	$29.71	$23.43	$20.73
Total return[3]	6.30%	11.33%	32.78%	13.02%	6.58%

Net assets, end of year (000s)	$28,866	$27,251	$18,857	$9,256	$6,895

Ratios to average net assets:
Gross expenses	1.49%	1.54%	1.52%	1.57%	1.64%[4]
Net expenses[5]	1.47 [6]	1.51 [6]	1.52	1.57	1.58 [4,6]
Net investment loss	(0.20)	(0.33)	(0.01)	(0.26)	(0.79)

Portfolio turnover rate	26%	30%	47%	47%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.64% and 1.57%, respectively.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	ClearBridge Mid Cap Core Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$33.46	$32.26	$25.22	$22.15	$20.64

Income (loss) from operations:
Net investment income (loss)	0.14	0.11	0.20	0.10	(0.04)
Net realized and unrealized gain	2.10	3.51	7.94	2.97	1.55
Total income from operations	2.24	3.62	8.14	3.07	1.51

Less distributions from:
Net investment income	—	—	(0.12)	—	—
Net realized gains	(1.18)	(2.42)	(0.98)	—	—
Total distributions	(1.18)	(2.42)	(1.10)	—	—

Net asset value, end of year	$34.52	$33.46	$32.26	$25.22	$22.15
Total return[2]	6.94%	12.03%	33.64%	13.86%	7.32%

Net assets, end of year (000s)	$372,311	$310,663	$231,964	$141,318	$130,853

Ratios to average net assets:
Gross expenses	0.89%	0.88%	0.87%	0.86%	0.86%[3]
Net expenses[4]	0.87 [5]	0.88	0.87	0.86	0.86 [3]
Net investment income (loss)	0.40	0.34	0.69	0.44	(0.17)

Portfolio turnover rate	26%	30%	47%	47%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been the same.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Mid Cap Core Fund 2015 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class IS Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$33.64	$32.40	$25.31	$22.22	$20.69

Income (loss) from operations:
Net investment income (loss)	0.17	0.13	0.23	0.11	(0.00) [2]
Net realized and unrealized gain	2.13	3.53	7.96	2.98	1.53
Total income from operations	2.30	3.66	8.19	3.09	1.53

Less distributions from:
Net investment income	—	—	(0.12)	—	—
Net realized gains	(1.18)	(2.42)	(0.98)	—	—
Total distributions	(1.18)	(2.42)	(1.10)	—	—

Net asset value, end of year	$34.76	$33.64	$32.40	$25.31	$22.22
Total return[3]	7.08%	12.11%	33.73%	13.91%	7.39%

Net assets, end of year (000s)	$114,286	$108,137	$90,106	$79,614	$90,273

Ratios to average net assets:
Gross expenses	0.78%	0.79%	0.80%	0.81%	0.81%[4]
Net expenses[5]	0.78 [6]	0.79	0.80	0.81	0.81 [4]
Net investment income (loss)	0.50	0.42	0.82	0.48	(0.02)

Portfolio turnover rate	26%	30%	47%	47%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been the same.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.75%. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. Prior to August 3, 2015, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	ClearBridge Mid Cap Core Fund 2015 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Mid Cap Core Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the

ClearBridge Mid Cap Core Fund 2015 Annual Report	27

Notes to financial statements (cont’d)

Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

28	ClearBridge Mid Cap Core Fund 2015 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$1,621,854,084	—	—	$1,621,854,084
Short-term investments†	54,998,481	—	—	54,998,481
Total investments	$1,676,852,565	—	—	$1,676,852,565

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$455,000	—	$455,000

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to

ClearBridge Mid Cap Core Fund 2015 Annual Report	29

Notes to financial statements (cont’d)

purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign

30	ClearBridge Mid Cap Core Fund 2015 Annual Report

currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

ClearBridge Mid Cap Core Fund 2015 Annual Report	31

Notes to financial statements (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
(a)	$(941,195)	—	$941,195
(b)	(796,816)	$796,816	—

(a)	Reclassifications are due to a tax net operating loss.

(b)	Reclassifications are due to book/tax differences in the treatment of partnership investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, effective May 1, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares will not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

32	ClearBridge Mid Cap Core Fund 2015 Annual Report

Prior to May 1, 2015, as a result of expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.29%.

As a result of expense limitation arrangements between the Fund and LMPFA, effective August 3, 2015, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B, Class C, Class R, Class I and Class IS shares did not exceed 2.20%, 1.95%, 1.45%, 0.85% and 0.75%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares and total annual fund operating expenses of Class 1 shares did not exceed total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

Prior to August 3, 2015, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Class B, Class C, Class R and Class I shares did not exceed 2.29%, 2.05%, 1.60% and 1.05%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares and total annual fund operating expenses of Class 1 shares did not exceed total annual fund operating expenses for Class A shares.

During the year ended October 31, 2015, fees waived and/or expenses reimbursed amounted to $192,745.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

ClearBridge Mid Cap Core Fund 2015 Annual Report	33

Notes to financial statements (cont’d)

For the year ended October 31, 2015, LMIS and its affiliates retained sales charges of $331,653 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2015, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$281	$3,767	$1,919

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$411,630,149
Sales	401,668,084

At October 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$482,154,627
Gross unrealized depreciation	(45,354,961)
Net unrealized appreciation	$436,799,666

During the year ended October 31, 2015, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2014	—	—
Options written	1,000	$285,985
Options closed	—	—
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of October 31, 2015	1,000	$285,985

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2015.

LIABILITY DERIVATIVES[1]
Equity Risk
Written options	$455,000

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

34	ClearBridge Mid Cap Core Fund 2015 Annual Report

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2015. The table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Written options	$(169,015)

During the year ended October 31, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$35,000

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at October 31, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Written options	$455,000	—	$455,000

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class B, Class C, and Class R shares calculated at the annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$4,594
Class A	$2,252,702	1,768,125
Class B	255,472	125,335
Class C	2,066,808	301,959
Class R	135,980	55,307
Class I	—	338,997
Class IS	—	651
Total	$4,710,962	$2,594,968

ClearBridge Mid Cap Core Fund 2015 Annual Report	35

Notes to financial statements (cont’d)

For the year ended October 31, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	—
Class A	$131,262
Class B	373
Class C	—
Class R	3,444
Class I	48,102
Class IS	9,564
Total	$192,745

6. Distributions to shareholders by class

	Year Ended October 31, 2015	Year Ended October 31, 2014
Net Realized Gains:
Class 1	$143,994	$299,280
Class A	32,852,791	61,516,938
Class B	1,311,502	4,017,210
Class C	9,214,350	19,636,571
Class R	1,012,812	1,660,916
Class I	11,019,925	17,905,044
Class IS	3,705,895	6,747,742
Total	$59,261,269	$111,783,701

7. Shares of beneficial interest

At October 31, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class 1
Shares issued on reinvestment	4,704	$143,994	10,402	$299,280
Shares repurchased	(13,385)	(429,778)	(14,650)	(452,517)
Net decrease	(8,681)	$(285,784)	(4,248)	$(153,237)

Class A
Shares sold	4,625,666	$144,699,788	4,275,228	$126,902,060
Shares issued on reinvestment	1,070,813	31,798,633	2,123,896	59,427,714
Shares repurchased	(4,094,743)	(127,828,559)	(4,201,378)	(125,065,143)
Net increase	1,601,736	$48,669,862	2,197,746	$61,264,631

36	ClearBridge Mid Cap Core Fund 2015 Annual Report

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class B
Shares sold	14,848	$383,748	10,012	$248,549
Shares issued on reinvestment	52,451	1,292,693	167,425	3,959,019
Shares repurchased	(421,370)	(10,926,624)	(736,184)	(18,419,671)
Net decrease	(354,071)	$(9,250,183)	(558,747)	$(14,212,103)

Class C
Shares sold	608,128	$15,848,567	510,797	$12,862,641
Shares issued on reinvestment	340,651	8,499,177	762,681	18,180,820
Shares repurchased	(1,049,989)	(27,616,148)	(1,567,484)	(39,556,434)
Net decrease	(101,210)	$(3,268,404)	(294,006)	$(8,512,973)

Class R
Shares sold	362,223	$11,161,899	488,552	$14,391,078
Shares issued on reinvestment	30,776	900,053	53,391	1,475,875
Shares repurchased	(360,162)	(11,017,018)	(280,368)	(8,297,430)
Net increase	32,837	$1,044,934	261,575	$7,569,523

Class I
Shares sold	3,006,817	$102,311,406	4,159,439	$133,603,180
Shares issued on reinvestment	273,598	8,845,352	481,888	14,573,505
Shares repurchased	(1,780,934)	(60,335,136)	(2,545,124)	(81,748,070)
Net increase	1,499,481	$50,821,622	2,096,203	$66,428,615

Class IS
Shares sold	521,206	$18,103,418	704,432	$23,110,651
Shares issued on reinvestment	113,962	3,705,895	222,024	6,747,742
Shares repurchased	(561,127)	(19,342,283)	(492,902)	(16,035,538)
Net increase	74,041	$2,467,030	433,554	$13,822,855

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2015	2014
Distributions paid from:
Net long-term capital gains	$59,261,269	$111,783,701

ClearBridge Mid Cap Core Fund 2015 Annual Report	37

Notes to financial statements (cont’d)

As of October 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed long-term capital gains — net	$79,700,265
Capital loss carryforward *	(16,964,500)
Other book/tax temporary differences (a)	(1,373,227)
Unrealized appreciation (depreciation) (b)	436,630,651
Total accumulated earnings (losses) — net	$497,993,189

*	During the taxable year ended October 31, 2015, the Fund utilized $16,964,500 of its capital loss carryforward available from prior years. As of October 31, 2015, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2016	$(16,964,500)

This amount will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to the deferral of certain late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax differences in the treatment of partnership investments.

9. Subsequent event

Effective on or about January 4, 2016, the Fund will be renamed ClearBridge Mid Cap Fund. The Fund’s investment objective, policies and strategies remain unchanged.

38	ClearBridge Mid Cap Core Fund 2015 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge Mid Cap Core Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Mid Cap Core Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 17, 2015

ClearBridge Mid Cap Core Fund 2015 Annual Report	39

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Mid Cap Core Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

40	ClearBridge Mid Cap Core Fund

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

ClearBridge Mid Cap Core Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

42	ClearBridge Mid Cap Core Fund

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

ClearBridge Mid Cap Core Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

44	ClearBridge Mid Cap Core Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2015, Ms. Trust became a Trustee. In addition, Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Mid Cap Core Fund	45

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2015:

Record date:	12/10/2014	6/23/2015
Payable date:	12/11/2014	6/24/2015
Long-term capital gain dividend	$1.169840	$0.010830

Please retain this information for your records.

46	ClearBridge Mid Cap Core Fund

ClearBridge

Mid Cap Core Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson
Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust*

*	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing

(US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Mid Cap Core Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Mid Cap Core Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of the ClearBridge Mid Cap Core Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01593 12/15 SR15-2646

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2014 and October 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $352,765 in 2014 and $380,400 in 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $7,255 in 2014 and $9,130 in 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $41,360 in 2014 and $46,559 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $9,150 in October 31, 2014 and $0 in October 31, 2015, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the

engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2014 and 2015; Tax Fees were 100% and 100% for 2014 and 2015; and Other Fees were 100% and 100% for 2014 and 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2014 and $0 in 2015.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 21, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 21, 2015